UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Personal Strategy Balanced Portfolio	June 30, 2011

Highlights

• Major stock and bond markets in the U.S. and abroad overcame significant headwinds and recorded respectable gains in the six-month period ended June 30, 2011.

• The Personal Strategy Balanced Portfolio posted good six-month returns and outperformed its benchmarks for the period.

• Security selection in the portfolio’s underlying non-U.S. equity and U.S. small-cap equity allocations boosted performance, as did our overweight position in stocks versus bonds.

• Broad diversification in our fixed income portfolios, especially allocations to high yield, emerging markets, and non-U.S. dollar-denominated bonds also enhanced returns.

• In an environment of moderate and uneven economic growth, the identification of attractive long-term investment opportunities will depend on strong fundamental research, a disciplined security selection and asset allocation process, and careful attention to risk.

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Personal Strategy Balanced Portfolio

Dear Investor

U.S. stocks overcame a number of headwinds and generated good returns amid fallout from the ongoing European debt crisis, political and social unrest in the oil-rich Middle East and North Africa (MENA) region, and the devastating Japanese earthquake and tsunami. Non-U.S. equities also advanced, though returns varied widely across regions. Domestic bonds produced modest gains overall, with investors in higher-yielding segments of the market enjoying better returns. Non-U.S. bonds outperformed their U.S. counterparts, helped by a weaker dollar against most major currencies. In this environment, the Personal Strategy Balanced Portfolio posted solid gains and outperformed its benchmarks for the six-month period ended June 30, 2011.

The Personal Strategy Balanced Portfolio returned 5.11% for the six months ended June 30, 2011, and outpaced its combined index portfolio and Lipper peer group average of similarly managed portfolios. Out-of-benchmark allocations to non-U.S. dollar-denominated, high yield, and emerging markets bonds were among the most significant contributors to portfolio performance. Security selection in the underlying portfolios also boosted returns, with particularly strong selection among non-U.S. developed market and U.S. small-cap stocks. An overweight allocation to equities versus fixed income securities was favorable as equities outperformed.

Market Environment

As 2010 came to a close, U.S. economic growth regained momentum with the assistance of extensive monetary and fiscal stimulus. Business activity expanded in this accommodative environment, and consumer income and spending showed gradual improvement. However, the U.S. economy did not grow as rapidly as expected in the first quarter of 2011, and ominous clouds emerged overseas. The European sovereign debt crisis continued to simmer, while political uprisings spread across the MENA region and stoked fears of oil supply disruptions. In mid-March, a devastating earthquake and tsunami struck northeastern Japan, raising questions about the impact on global manufacturing supply chains and corporate profits in the world’s third-largest economy.

The major U.S. stock indexes pushed steadily higher before hitting resistance in late February against a backdrop of higher oil prices, as the turmoil in the MENA region escalated into civil war in Libya. Markets dipped further on news of the devastation in Japan, leading many investors to fear that a significant correction was in the making. Equities proved resilient, however, and reached new highs for the year in late April amid near-record corporate earnings and a wave of merger and acquisition activity. Stocks retreated again in May and June as risk aversion returned in the wake of mixed economic data and renewed worries that Greek debt challenges could spread to the rest of Europe. Markets rallied in the period’s closing days as the Greek parliament approved a new round of austerity measures necessary to secure further financial aid from the European Union and the International Monetary Fund. U.S. mid-cap shares outperformed small- and large-caps in the first six months of 2011. Growth stocks outperformed value through all market capitalization ranges. Non-U.S. equities also advanced, though returns varied widely across regions, and developed markets generally outperformed emerging market equities.

U.S. bonds also generated positive returns. Commercial mortgage-backed securities and high yield bonds were among the stronger sectors as investors sought larger coupons, while investment-grade corporate bonds posted more modest gains. Treasury securities benefited from strong demand in anticipation of renewed quantitative easing but gave back some of their gains in November as yields rose across all maturities. Concern grew that the latest round of quantitative easing—the Federal Reserve’s so-called QE2 plan to purchase $600 billion in longer-term Treasury bonds—would further weaken the U.S. dollar and contribute to inflationary pressures in many overseas markets. Slow but continuing recoveries in non-U.S. developed markets helped to keep inflation and interest rates low and allowed corporations to bolster their balance sheets. Emerging markets bonds offered attractive yields while continuing their robust growth as a burgeoning middle class fuels more domestic consumption. Non-U.S. bonds outperformed their U.S. counterparts, helped by a weaker dollar against most major currencies.

Performance and Strategy Review

Stocks

Non-U.S. developed market and U.S. small-cap stocks were among the portfolio’s strongest performers over the six months since our last report. French insurer AXA and Swedish retail bank Swedbank posted solid gains. In late February, AXA reported earnings that were in line with expectations after three years of disappointment, and the company should continue to benefit from growth in its life insurance and asset management divisions. Swedbank benefited from a relatively strong economic backdrop in the Nordic region and a significant presence in the improving economies of the Baltic region. Among small-caps, the health care sector outperformed as fundamentals remain positive and growth prospects improve. Medicaid health maintenance organizations are currently in investors’ “sweet spot” as they combine the defensive attributes and strong growth prospects from health care reform. Amerigroup and Centene each reported strong first-quarter earnings, and their shares advanced sharply. Biotech firms Pharmasset and Vertex benefited from favorable news in hepatitis C drug development programs. Pharmasset rose sharply, as the firm reported excellent drug data. Vertex advanced as the company received its long-anticipated approval for the hepatitis C drug Telaprevir in May. Search engine giant Google was among our weakest stocks over the past six months. The company produced 29% revenue growth in the first quarter, which was solidly ahead of expectations, but investors remained concerned about aggressive spending, competition in social networking, and antitrust investigations. Cruise ship operator Carnival and lodging companies Marriott and Starwood traded significantly lower as higher fuel costs weighed on business and leisure travel. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We are overweight stocks versus bonds as equities appear reasonably valued. While recent economic news indicates a modest and uneven recovery, stocks appear to be supported by favorable earnings prospects and reasonable balance sheets. Near the end of the reporting cycle, we established an overweight to U.S. growth stocks based on attractive valuations and muted prospects for overall economic growth, since growth stocks tend to be less reliant on the overall economy to grow corporate earnings. We reduced our allocation to small-cap stocks in favor of large-cap stocks over the period. Valuations currently favor large-cap stocks over small-caps as the latter’s strong performance over the last year has reinforced the rich pricing in the small-cap universe. U.S. growth prospects appear better than those of overseas developed markets, but we remain neutral between the two as the stronger growth has been priced into current U.S. stock valuations. We increased our overweight to emerging market equities, given more attractive opportunities for growth over the medium and longer term relative to non-U.S. developed equity markets.

We will be increasing the international equity exposure of the Personal Strategy Balanced Portfolio gradually over the coming months, moving from a neutral allocation of roughly 20% to approximately 30% of its total equity allocation. International developed and emerging market equities continue to increase as a percentage of the global equity market and now represent nearly 60% of the world market capitalization. These areas often include countries that enjoy higher gross domestic product growth rates than the U.S. and companies with higher long-term earnings growth potential or more favorable valuations, offering attractive investment opportunities that complement U.S. investments. The portfolio’s domestic equity exposure will be proportionately reduced from large-cap and small-cap equities, and the portfolio will maintain its current overall allocation to stocks and bonds.

We also will be purchasing shares in companies that derive a substantial portion of their profits or revenues from “real assets.” Real assets include any investments that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. Exposure to companies operating in this space is intended to expand the portfolio’s broad diversification and to position it to perform well under a variety of market conditions, including periods of high or rising inflation. We believe the additional flexibility afforded to our portfolio management team will help create long-term value for our shareholders.

Bonds

Within our fixed income portfolios, out-of-benchmark allocations to high yield, emerging markets, and non-U.S. dollar-denominated bonds provided a substantial boost to performance over the second half of the period. (The fixed income portion of the portfolio is benchmarked against the Barclays Capital U.S. Aggregate Index, a U.S. investment-grade bond index that does not have an allocation to these sectors.) Security selection in our investment-grade and non-U.S. dollar-denominated bonds also helped lift returns relative to the index, but our emerging market and high yield bonds detracted.

We are overweight to high yield relative to investment-grade bonds. We favor high yield bonds given a gradually improving economy and modest default rate expectations as issuers have taken advantage of low rates to refinance debt and extend maturities. The high yield sector offers attractive yields relative to investment-grade bonds as yields on government bonds are only modestly above trough levels. Although interest rates remain close to historically low levels, a number of factors could push Treasury yields higher, including a gradually improving U.S. economy, continued new supply of Treasuries, reduced demand as Japan begins to finance reconstruction efforts, and the wind-down of the Fed’s quantitative easing program. We favor non-U.S. dollar-denominated bonds relative to U.S. investment-grade bonds as current U.S. monetary policy and the likelihood of persistent budget deficits could weigh on the dollar. We continue to favor emerging market bonds over U.S. investment-grade bonds given the former’s attractive fundamentals and yields.

Outlook

The global economy continues to recover at a modest, if uneven, pace. Corporations are in much better financial shape than they have been for some time and should do well as the global economic recovery gradually unfolds. Although recent economic data have been decidedly mixed, we believe the U.S. and other developed markets remain on a path toward moderate economic growth. Key emerging markets largely have been able to promote growth and contain inflation and should continue to benefit from increasing industrialization and expanding consumer wealth.

However, significant challenges remain. Public debt in the developed world is still at high levels and continues to grow at a significant rate, given economic stimulus costs as well as increasing costs associated with social welfare programs. Although emerging markets generally enjoy healthier fiscal positions, policymakers in these countries face their own challenges as they try to tame mounting inflationary pressures without undermining economic growth. In an uneven economic environment, the identification of attractive long-term investment opportunities will depend on strong fundamental research, a disciplined security selection and asset allocation process, and careful attention to risk. These attributes have always formed the core of our investment approach, and we believe they will continue to add value for shareholders over the long term.

In closing, we would like to inform our investors that Ned Notzon will be retiring at the end of 2011 after more than two decades with T. Rowe Price. We are pleased to announce that Charles Shriver has agreed to assume responsibility for the Personal Strategy Balanced Portfolio effective October 1, 2011. Charles has helped manage the portfolio for the past 12 years and will continue to work closely with Ned over the coming months to ensure a thoughtful and seamless transition. We are grateful to our investors for the trust you have placed in us through the years, and we will work hard to maintain your trust in the future.

Respectfully submitted,

Edmund M. Notzon III
Cochairman of the portfolio’s Investment Advisory Committee

Charles Shriver
Cochairman of the portfolio’s Investment Advisory Committee

July 15, 2011

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the portfolio’s investment program.

Risks of Investing

As with all stock and bond mutual funds, the portfolio’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any portfolio holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the portfolio’s income level and share price. High yield corporate bonds could have greater price declines than portfolios that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Portfolios that invest overseas may carry more risk than those that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolio: An unmanaged portfolio composed of the following underlying indexes: 60% stocks (47.4% Russell 3000 Index, 12.6% MSCI All-Country World ex-U.S.A. Index), 30% bonds (Barclays Capital U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper Inc.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

MSCI All Country World ex-U.S.A. Index: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Personal Strategy Balanced Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Personal Strategy Balanced Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Personal Strategy Balanced Portfolio
June 30, 2011 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Personal Strategy Balanced Portfolio
June 30, 2011 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $121,580)	$	156,407
Receivable for investment securities sold		3,048
Interest and dividends receivable		369
Receivable for shares sold		96
Foreign currency (cost $25)		25
Variation margin receivable on futures contract		12
Cash		9
Other assets		337
Total assets		160,303
Liabilities		
Obligation to return securities lending collateral		3,687
Payable for investment securities purchased		1,823
Investment management and administrative fees payable		127
Payable for shares redeemed		59
Unrealized loss on swaps		9
Other liabilities		302
Total liabilities		6,007
NET ASSETS	**$**	**154,296**
Net Assets Consist of:		
Undistributed net investment income	$	21
Accumulated undistributed net realized loss		(6,856)
Net unrealized gain		34,827
Paid-in capital applicable to 8,128,328 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		126,304
NET ASSETS	**$**	**154,296**
NET ASSET VALUE PER SHARE	**$**	**18.98**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Personal Strategy Balanced Portfolio
(Unaudited)
($000s)

6 Months Ended 6/30/11
Investment Income (Loss)		
Income		
Dividend	$	1,518
Interest		664
Securities lending		18
Total income		2,200
Expenses		
Investment management and administrative expense		722
Investment management fees waived		(82)
Total expenses		640
Net investment income		1,560
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		7,768
Capital gain distributions from mutual funds		50
Futures		(50)
Foreign currency transactions		1
Net realized gain		7,769
Change in net unrealized gain (loss)		
Securities		(1,187)
Futures		(11)
Other assets and liabilities denominated in foreign currencies		2
Change in net unrealized loss		(1,196)
Net realized and unrealized gain		6,573
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**8,133**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Personal Strategy Balanced Portfolio
(Unaudited)
($000s)

6 Months Ended 6/30/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,560	$ 3,549
Net realized gain	7,769	6,228
Change in net unrealized gain (loss)	(1,196)	12,274
Increase in net assets from operations	8,133	22,051
Distributions to shareholders		
Net investment income	(1,547)	(3,920)
Capital share transactions*		
Shares sold	8,538	19,849
Distributions reinvested	1,546	3,920
Shares redeemed	(31,656)	(46,446)
Decrease in net assets from capital share transactions	(21,572)	(22,677)
Net Assets		
Decrease during period	(14,986)	(4,546)
Beginning of period	169,282	173,828
End of period	**$ 154,296**	**$ 169,282**
Undistributed net investment income	21	8
*Share information		
Shares sold	452	1,171
Distributions reinvested	82	230
Shares redeemed	(1,688)	(2,708)
Decrease in shares outstanding	(1,154)	(1,307)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Personal Strategy Balanced Portfolio
June 30, 2011 (Unaudited)

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1994. The fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2011.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 28,079	$ –	$ –	$ 28,079
Common Stocks	75,589	17,263	172	93,024
Preferred Stocks	–	207	–	207
Convertible Preferred Stocks	–	566	15	581
Convertible Bonds	–	69	–	69
Corporate Bonds	–	8,870	–	8,870
Asset-Backed Securities	–	963	–	963
Non-U.S. Government Mortgage-Backed Securities	–	2,296	–	2,296
U.S. Government & Agency Mortgage-Backed Securities	–	12,318	–	12,318
U.S. Government Agency Obligations (Excluding Mortgage-Backed)	–	4,464	–	4,464
Foreign Government Obligations & Municipalities	–	781	–	781
Municipal Securities	–	1,035	–	1,035
Private Investment Companies	–	–	33	33
Securities Lending Collateral	3,655	32	–	3,687
Total Securities	$ 107,323	$ 48,864	$ 220	$ 156,407
Futures Contracts	12	–	–	12
Total	$ 107,335	$ 48,864	$ 220	$ 156,419
Liabilities				
Swaps	$ –	$ 9	$ –	$ 9

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2011, totaled $(1,000) for the six months ended June 30, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, during the six months ended June 30, 2011, the fund recognized $50,000 of realized loss on Futures and a $11,000 change in unrealized loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of June 30, 2011, the notional amount of protection sold by the fund totaled $120,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2011, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At June 30, 2011, approximately 12% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

TBA Purchase and Sale Commitments During the six months ended June 30, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2011, the value of loaned securities was $3,621,000 and cash collateral investments totaled $3,687,000.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended June 30, 2011, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc. that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of June 30, 2011, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of June 30, 2011, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $27,734,000 and $46,512,000, respectively, for the six months ended June 30, 2011. Purchases and sales of U.S. government securities aggregated $15,955,000 and $16,842,000, respectively, for the six months ended June 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and December 31, 2010, and totaled $3,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2010, the fund had $10,454,000 of unused capital loss carryforwards, which expire in fiscal 2017.

At June 30, 2011, the cost of investments for federal income tax purposes was $121,580,000. Net unrealized gain aggregated $34,827,000 at period-end, of which $35,621,000 related to appreciated investments and $794,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.90% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds and/or the T. Rowe Price Real Assets Fund (collectively, the underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates, and are considered affiliates of the fund. Each institutional fund pays an all-inclusive management and administrative fee to Price Associates; Real Assets Fund pays a management fee to Price Associates as well as operating expenses. To ensure that the fund does not incur duplicate management fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2011, are as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board noted that, under the Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets and that the Advisor, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds and the fund’s total expense ratio was at or below the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses and reductions of the management fee that resulted from the fund’s investments in T. Rowe Price institutional funds.) The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011